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                                                                   EXHIBIT 10.33

                    NON-NEGOTIABLE PROMISSORY NOTE - AMENDED

$191,858.73                                                      January 1, 2001

         FOR VALUE RECEIVED, the undersigned, Inhibitex, Inc., a Delaware corporation, with its principal offices at 8995 Westside Parkway, Alpharetta, Georgia 30004 (the "Maker"), promises to pay to the order of AtheroGenics, Inc., a Georgia corporation (the "Holder"), the principal sum of One Hundred Ninety-One Thousand Eight Hundred Fifty Eight and 73/100 ($191,858.73), together with interest on so much thereof as is from time to time outstanding and unpaid, from the date hereof until the principal sum is paid in full, at the rate of seven percent (7%) per annum, with principal and accrued interest being due and payable as follows.

1. PAYMENTS. All payments due hereunder shall be made in lawful money of the United States of America at 8995 Westside Parkway, Alpharetta, Georgia 30004, or at such other place as Holder may designate in writing to the undersigned. Commencing on the date of this Note, interest shall accrue and be computed on the daily outstanding balance on a 360-day year simple interest basis. Principal and interest shall be due and payable monthly, in advance, in accordance with the amortization schedule, attached hereto as Attachment A and incorporated herein by this reference, commencing on January 1, 2001 and continuing on the first day of each month thereafter and including December 1, 2005, at which time all outstanding principal and accrued but unpaid interest will be due and payable in full.

2. EVENT OF DEFAULT. An event of default shall be deemed to occur if Maker fails to make or cause to be made any payments required to be made under this Note when the same shall be due and payable and such default is not cured within three (3) days after Maker receives written notice thereof from Holder.

3. REMEDIES. Upon the occurrence of an event of default, at the option of the Holder, the entire principal amount due hereunder, together with all accrued interest and any other amounts due hereunder, shall immediately become due and payable.

4. PREPAYMENT. This Note may be prepaid in full or in part prior to maturity, without penalty or fee.

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5.       WAIVER. Maker hereby waives diligence, presentment, protest and demand, notice of protest, dishonor, notice of dishonor and nonpayment of this Note, and expressly agrees that, without in any way affecting the liability of Maker, Holder may extend any date or the time for payment of sums due hereunder.

6. CHOICE OF LAW. This Note shall be governed by, and construed and enforced in accordance with the laws of the State of Georgia (without regard to its rules of conflicts of laws).

7. COSTS OF COLLECTION. The Maker shall reimburse the Holder for all reasonable costs and expenses (including reasonable attorney's fees) actually incurred by the Holder in enforcing or collecting, or attempting to enforce or collect, the obligations evidenced by this Note, whether or not suit is instituted.

8. SEVERABILITY. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid, but if any provision hereof shall be prohibited by law or be otherwise invalid, such provision shall be ineffective to the extend of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

9. ASSIGNMENT. This Note may not be transferred or assigned by Holder to any third party without the prior written permission of Maker.

10. HEADINGS. The headings and titles used in this Note are intended solely for identification and not for any substantive purpose, and no heading or title shall in any way limit or extend the provisions hereof.

11. LIMITATION OF INTEREST. Notwithstanding any provision herein to the contrary, the interest rate provided by this Note shall in no case exceed the rate allowable under any statute or law applicable to this transaction when appropriate consideration is given to borrowers or lenders of like character or classification. In the event the rate is determined to exceed the rate allowable under any statute or law applicable to this transaction, the interest rate shall be the maximum allowed by any such statute or law, and any amounts actually paid in excess thereof, shall be credited to principal.

         This Amended Non-Negotiable Promissory Note supersedes the note between Inhibitex, Inc. and AtheroGenics, Inc. executed April 1, 1999. Upon execution of this Note, there will be no further amounts due on the April 1, 1999 Note.

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         IN WITNESS WHEREOF, this Note has been duly sealed, executed and delivered the day and year first above written.

                                             "MAKER"

                                             INHIBITEX, INC.,
                                             a Delaware corporation

                                             By:   /s/ Russell H. Plumb
                                                 -------------------------------
                                                   Name:      Russ Plumb
                                                   Title:     VP and CFO

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